Exhibit 99.1

Standard BioTools Activating Strategy to Become a Diversified Leader in Life Sciences Tools NOVEMBER 2023

Legal Information 2 Forward-looking statements This presentation contains forward-looking statements that are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements, many of which are beyond the control of Standard BioTools and SomaLogic. All statements other than statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding financial outlook, including related to revenues, margin, and operating expenses; statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, cash runway and sufficiency of cash resources, potential M&A activity, potential restructuring plans; and expectations with respect to the planned merger of Standard BioTools and SomaLogic, including expected timing of the closing of the merger, the ability of the parties to complete the merger considering the various closing conditions, the expected benefits of the merger, including estimations of anticipated cost savings and cash runway, management’s ability to integrate the two companies, the competitive ability and position of the combined company, the success, cost and timing of the combined company’s product development, sales and marketing, and research and development activities, the combined company’s ability to obtain and maintain regulatory approval for its products, the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations, and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks and uncertainties related to, among other things, (i) the risk that the merger may not be completed in a timely manner or at all, which may adversely affect Standard BioTools’ and SomaLogic’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the merger and the potential failure to satisfy the conditions to the consummation of the merger, including obtaining stockholder and regulatory approvals; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the merger on the ability of Standard BioTools or SomaLogic to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Standard BioTools or SomaLogic does business, or on Standard BioTools’ or SomaLogic’s operating results and business generally; (v) Standard BioTools’ or SomaLogic’s respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger or otherwise, or the impact of the merger thereupon; (vii) Standard BioTools or SomaLogic may be adversely affected by other economic, business and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the merger; (ix) restrictions during the pendency of the merger that may impact Standard BioTools’ or SomaLogic’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that Standard BioTools or SomaLogic may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the consummation of the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the Merger; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Standard BioTools shares to be issued in the merger; (xiv) the risk that post-closing integration of the merger may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Standard BioTools’ and SomaLogic’s traded securities; (xvi) the lingering effects of the COVID-19 pandemic on Standard BioTools’ and SomaLogic’s industry and individual companies, including on counterparties, the supply chain, the execution of research and development programs, access to financing and the allocation of government resources; (xvii) the ability of Standard BioTools or SomaLogic to protect and enforce intellectual property rights; and (xviii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Standard BioTools’ and SomaLogic’s response to any of the aforementioned factors. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 7, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 14, 2023 and in Standard BioTools’ other filings with the SEC, as well as the “Risk Factors” section of SomaLogic’s most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 28, 2023 and in SomaLogic’s other filings with the SEC. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Standard BioTools and SomaLogic and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. The parties undertake no obligation to revise or update any forward-looking statements for any reason. Additional Information and Where to Find It In connection with the proposed merger and required stockholder approval, Standard BioTools has filed with the SEC a registration statement on Form S-4, dated November 13, 2023 (the “Form S-4”), that includes a joint preliminary proxy statement of Standard BioTools and SomaLogic that also constitutes a preliminary prospectus of Standard BioTools and SomaLogic. Each of Standard BioTools and SomaLogic also plan to file other relevant documents with the SEC regarding the proposed merger. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools and SomaLogic. Standard BioTools’ and SomaLogic’s stockholders are urged to carefully read the joint proxy statement/prospectus (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety when they become available because they will contain important information about the proposed merger and the parties to the merger. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Standard BioTools by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at investors@standardbio.com or by going to SomaLogic’s Investor Relations page on its corporate website at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com. Participants in the Solicitation Standard BioTools, SomaLogic and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard BioTools’ and SomaLogic’s stockholders with respect to the merger. Information about Standard BioTools’ directors and executive officers, including their ownership of Standard BioTools securities, is set forth in the Form S-4, which was filed with the SEC on November 13, 2023, Standard BioTools’ proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023, Current Reports on Form 8-K, which were filed with the SEC on May 3, 2023, May 15, 2023, June 16, 2023 and July 28, 2023, and Standard BioTools’ other filings with the SEC. Information concerning SomaLogic’s directors and executive officers, including their ownership of SomaLogic securities, is set forth in the Form S-4, which was filed with the SEC on November 13, 2023, SomaLogic’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023, Current Reports on Form 8-K, which were filed with the SEC on June 6, 2023, as amended on June 14, 2023, June 9, 2023 and October 4, 2023, and SomaLogic’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Standard BioTools and SomaLogic and its respective executive officers and directors in the merger, which may be different than those of Standard BioTools’ and SomaLogic’s stockholders generally, by reading the preliminary and definitive proxy statements regarding the merger, which have been or will be filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov, by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at investors@standardbio.com or by going to SomaLogic’s Investor Relations page on its corporate website at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com. No Offer or Solicitation This presentation and the accompanying oral presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Non-GAAP financial information Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this presentation are non-GAAP gross margin, non-GAAP operating expenses, adjusted EBITDA, non-GAAP SG&A and non-GAAP R&D . Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release. Trademarks Standard BioTools, the Standard BioTools logo, Biomark, CyTOF, CyTOF XT, EP1, Helios, Hyperion and Hyperion+ are trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation) or its affiliates in the United States and/or other countries. SomaLogic, the SomaLogic logo, SomaSignal, SOMAmer, SomaScan, SomaScan by SomaLogic, DataDelve, LabThread LX, CardioDM and Powered by SomaLogic are trademarks and/or registered trademarks of SomaLogic, Inc. or its affiliates in the United States and/or other countries. \ All other trademarks are the sole property of their respective owners.

Transaction Overview

Consideration

- All-stock merger
- SLGC shareholders to receive 1.11 LAB shares per share of SLGC
- >$1B pro-forma equity value based on SBI closing share price on October 3, 2023

Company Name / Ticker

- Standard BioTools / LAB

Financial Benefits

- $300M+ combined revenue expected by 2026
- $80M cost synergies by 2026[(1)]
- >$500M in cash at close[(2)]

Ownership

- LAB shareholders to own ~43% of combined entity (incl. Series B preferred stock)
- SLGC shareholders to own ~57% of combined entity

Management & Board

- Michael Egholm and Jeff Black, current CEO and CFO of LAB, respectively, will be CEO and CFO of Combined Company
- Tom Carey, current director of SLGC, will be Chairman of Combined Company
- Combined Company Board will be composed of 3 current directors of LAB, including Michael Egholm as CEO, 3 current directors of SLGC, including Tom Carey as Chairman, and Eli Casdin will continue to serve as a director of LAB

Timing

- Expected transaction close in Q1'24
- Subject to shareholder approvals, regulatory approvals, other customary closing conditions
- Shareholders representing ~16% of LAB and ~1% of SLGC, including directors and all executive officers of each company and certain large stockholders, have entered into supportive voting agreements

(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

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STANDARD BIOTOOLS™

SBI: Forging the Next Generation of Leadership in Life Science Tools & Solutions

STANDARD BIOTOOLS™

Applying necessary building blocks to build a diversified tools powerhouse

World-class team
Deep industry, operational & integration expertise

SBS[1] principles
Entrenched operating discipline drives execution and profitability

Capital
Backed by leading Life Sciences investors with deep capital reserves

Broad 'omic reach
Instruments, consumables, software and services

Differentiated tech
Highest plex, highest data quality in flow cytometry & spatial biology

Disciplined M&A
Evaluating opportunities to increase scale and leverage

Strong Progress YTD 2023[2]

13% core revenue growth[3]

>1,000 bps improvement in non-GAAP gross margin

58% improvement in operating cash use

$100-105M 2023E Revenue Guidance

$130M Q3 2023 cash balance

✓ M&A strategy activated; evaluating opportunities

(1) SBS = Standard BioTools Business Systems, a culture of continuous improvement to achieve world class operational excellence and exceptional customer value based on LEAN principles. (2) Reflects Standard BioTools' performance through the 3 quarters ending September 30, 2023. (3) Revenue growth reflects impact of reduction of $1.6 million in net revenues generated in 2022 related to discontinued product lines in the Genomics business.

4 STANDARD BIOTOOLS™

5 SomaLogic Powers Comprehensive Proteomic Insights $82-85M 2023E Revenue Guidance $454M Q3 2023 cash balance Partnership expected to launch in 2024 185 SomaScan Services customers, 16 authorized sites, relationships with top biopharma companies Blue-Chip Customer Base Highest plex, highest data quality, most reliable serum proteome tool 757 clinical publications and protected by >600 patents 11K SOMAmers measuring 10K unique proteins from 55-µL sample (over 2x more than alternatives) Validated & Patented Proteomics Expertise Differentiated technology Scientific brilliance focused on innovation, partnership, and power of proteomics Strong Progress YTD 2023(1) 21%core revenue growth(2) 20%improvement in non-GAAP operating expenses ✓ Launched SomaScan 11K protein plex platform (1) Reflects SomaLogic’s performance through the 3 quarters ended September 30, 2023. (2) Core revenue growth excludes one-time royalty revenue received in 2022.

6 … FEW Built to Scale Profitably • Developing, manufacturing, supporting customers, and commercializing technology is costly • Leveraging infrastructure costs requires deep operating expertise • Need for sufficient capital Growth Profitability FUTURE + TODAY LAST YEAR Scale is crucial to accelerate path to profitability and activate leadership position Unlocking Value in Fragmented Space MANY Great Emerging Life Science Tools Technologies – Highly Fragmented … TODAY LAST YEAR

Shared Mission: Advance Life Sciences Research

STANDARD BIOTOOLS +

- Differentiated translational proteomics, spatial biology, and genomics technology
- Broad product design, development, manufacturing expertise (hardware, software, consumables)
- Seasoned LS Tools leadership
- SBS culture and LEAN principles

somalogic

- Highest-plex, highest data integrity technology
- Strong biopharma presence
- Leading services infrastructure
- First genomics / proteomics partnership (Illumina)
- Healthy cash balance

= Scaled Leader in Multi-omic Life Sciences Tools

Tech Leadership
Diverse portfolio of multi-omic solutions with highest plex and highest data quality

Lucrative Markets
Targets large, high-growth markets with differentiated technologies

Complementary
Customer mix maximizes cross-sell opportunities & expands relationships

Immediate Scale
Scale step-change, SBS foundation and synergies accelerate profitability

Financially Attractive
$300M+ combined revenue and $80M run-rate synergies(1) by 2026 with >$500M cash at close(2)

Proven Model
World-class leadership and operating discipline to create meaningful value

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(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

STANDARD BIOTOOLS™

Complementary Multi-omic Technology Platform

Expands commercial reach with combined capabilities and offerings

Complementary Capabilities

	STANDARD BIOTOOLS	somalogic
End Markets	~80% Academic research	~65% Biopharma research
Offering	Services, Instruments, Consumables	Consumables, ~85% Services (SomaScan)



~80%
Academic research



~65%
Biopharma research

Services



Instruments

Consumables

Consumables



~85%
Services (SomaScan)

Combined Multi-omic Portfolio

Proteomics

- **Serum Proteome** (somalogic): Protein measurement & identification, proteomics knowledge & applications
- **Flow Cytometry** (Standard Biotools): High-parameter, single-cell protein analysis system and related assays
- **Spatial Biology** (Standard Biotools): High-plex, spatial biology platform & related assays for imaging of tissue and cells

Genomics Workstation (Standard Biotools): High throughput, nanoscale workflow automation and assay detection system, and related assays

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STANDARD BIOTOOLS™

Accelerated Path to Scale and Profitability

STANDARD BIOTOOLS + somalogic

	2023E[1] Pro-Forma combined	Merger Impacts	2026E Pro-Forma combined
Revenue	$182M to $190M	**Double-Digit** Annual revenue growth with synergies	$300M+
Non-GAAP gross margin	~54%		~65%
Non-GAAP SG&A % of sales	~90%	**$80M** Run-rate cost synergies 2023E-2026E[2]	~35%
Non-GAAP R&D % of sales	~35%		~15%
Adjusted EBITDA	**Negative**		**>10%**
Cash balance	$500M	**Disciplined** Cash management	~$350M+[3]
Free cash flow	($140M) to ($150M)		Positive

(1) Assumes Q1 2024 close. 2023E revenue ranges based on full year guidance. Reflects YTD 2023 pro forma adjusted gross margin. Reflects estimated cash balance as of closing, net of transaction fees.
(2) Compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both Standard BioTools and SomaLogic. (3) Assumes existing Standard BioTools convertible notes are converted to equity at maturity, or refinanced.

9 STANDARD BIOTOOLS™

$80M Synergy Opportunity

Substantial early progress with strong Q3'23 execution

G&A — Elimination of redundant public company and G&A costs (Exec., HR, Legal, Finance, IT)

S&M — Rationalization of common commercial infrastructure (Sales, Marketing, Product Management)

R&D — Continue investment, prioritizing differentiated technologies with highest probability of sustained, profitable revenue growth



~$40M
~$20M
~$20M
vs current run rate of ~$65M
~$80M
G&A
S&M
R&D
Total Synergies

Synergy opportunity compared to combined annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both Standard BioTools and SomaLogic.

10 STANDARD BIOTOOLS™

11 Q1 to Q3 2022 Q1 to Q3 2023 YoY Revenue $71M $78M +10% (+13% core)1 Non-GAAP gross margin 50% 60% +1,000 bps Non-GAAP operating expense $93M $74M (24%) Operating cash use $71M $30M (58%) SBI Operating Track Record Strong execution maximizing Fluidigm synergies 9 months ended September 30, 2022 vs 9 months ended September 30, 2023 | 1. Revenue growth reflects impact of reduction of $1.6 million in net revenues generated in 2022 related to discontinued product lines in the Genomics business

12 Combined Leadership Michael Egholm Chief Executive Officer Alex Kim Chief Operating Officer Adam Taich SLGC: Interim CEO Shane Bowen SLGC: Chief R&D Officer Significant life sciences tools operational experience; track record of integration execution LAB: Chief Strategy Officer LAB: Chief Technology Officer Jeffrey Black Chief Financial Officer Leadership 7 Member Board CHAIR Thomas Carey Michael Egholm Frank Witney Fenel Eloi Kathy Hibbs Troy Cox Eli Casdin P&M Capital Partners Carey Advisors

A Compelling Combination

Tech Leadership
Establishes diverse portfolio of multi-omic solutions with highest plex and data quality

Lucrative Markets
Targets large, high-growth markets with differentiated technologies

Complementary
Symbiotic customer mix maximizes cross-selling opportunities and expands relationships

Immediate Scale
Scale step-change, SBS and synergies accelerate path to profitability

Financially Attractive
$300M+ combined revenue & $80M run-rate synergies(1) by 2026; >$500M cash at close(2)

Proven Model
World-class leadership and operating discipline to create meaningful value

(1) Compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs

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Standard BioTools Appendix

Complementary Multi-Omic Technologies

Differentiated throughput, reliability, and data integrity

Proteomics Platform

Genomics Workstation

Serum Proteome

somalogic



SomaScan® Assay

Protein measurement and identification, proteomics knowledge and applications

Flow Cytometry


CyTOF XT

CyTOF® XT™ flow cytometry



Maxpar® assays and kits

High-parameter single-cell protein analysis system and related assays

Spatial Biology


HYPERION XTi

Hyperion™ XTi Imaging System

High-plex spatial biology platform and related assays for imaging of tissue and cells

Genomics Workstation


X9
STANDARD

Biomark™ X9 System for High-Throughput Genomics



Integrated fluidic circuit

High-throughput nanoscale workflow automation and assay detection system and related assays

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STANDARD BIOTOOLS™

16 High-Parameter Testing Is a Challenge With Proteins Markers 30 Biological insights 100 75 50 25 0 89Y 110Pd 141Pr 150Nd 161Dy 191lr 209Bi Fluorescent labels Metal isotopes for mass cytometry vs. Spectral overlap Discrete channels 0 10 20 30 40 50 60 Mass cytometry solves fundamental limitation of fluorescence Physics Advantage

17 The most robust solution in high-parameter market segment Flow Cytometry For Translational Research Number of lineage (surface) markers 5 10 15 25 Number of functional (intracellular) markers 10 20 30 40 50 CyTOF future 20 Conventional flow cytometry (many players) BIOLOGICAL INSIGHTS Physics Advantage No limit to how many different markers can be detected at once Spectral flow cytometry (multiple players) CyTOF today

18 Spatial Biology Hyperion XTi is a Game-Changer 40 Slides | 40 Markers 24 Hours Throughput: number of slides/day 0.1 1 10 100 HIGH LOWQuality Discovery Translational research Transcript Profiling Cycling High-plex IF Low-plex IF* *IF: immunofluorescence

19 NON - GAAP RECONCILIATION Combined Gross Margin Q1 to Q3 2022 Q1 to Q3 2023 GAAP Gross Profit ($M) $74.3 $64.9 Add: Amortization on Technology in COGS $8.4 $8.4 Add: Depreciation and Amortization in COGS $1.6 $1.9 Add: Stock-Based Comp in COGS $1.4 $1.3 Non-GAAP Gross Profit ($M) $85.8 $76.4 GAAP Gross Margin % 49.6% 46.0% Add: Amortization on Technology in COGS 5.6% 6.0% Add: Depreciation and Amortization in COGS 1.1% 1.3% Add: Stock-Based Comp in COGS 0.9% 0.9% Non-GAAP Gross Margin % 57.3% 54.2% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

20 NON - GAAP RECONCILIATION Combined R&D Expense Q1 to Q3 2022 Q1 to Q3 2023 GAAP R&D Operating Expenses ($M) $80.8M $54.4M Less: Restructuring & related charges in R&D - $0.2M Less: Stock-based comp in R&D $8.3M $5.8M Less: Depreciation & amortization in R&D $1.2M $1.2M Less: Impairment of intangible assets in R&D $3.5M - Non-GAAP R&D Operating Expenses ($M) $67.7 $47.1 GAAP R&D Operating Expenses % 54.0% 38.6% Less: Restructuring & related charges in R&D 0.0% 0.2% Less: Stock-based comp in R&D 5.6% 4.1% Less: Depreciation & amortization in R&D 0.8% 0.9% Less: Impairment of intangible assets in R&D 2.4% 0.0% Non-GAAP R&D Operating Expenses % 45.2% 33.4% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

21 NON - GAAP RECONCILIATION Combined SG&A Expense Q1 to Q3 2022 Q1 to Q3 2023 GAAP SG&A Operating Expenses ($M) $198.1M $153.8M Less: Restructuring & related charges in SG&A - $0.8M Less: Stock-based comp in SG&A $38.5M $18.1M Less: Depreciation & amortization in SG&A $3.0M $5.4M Less: Loss on disposal of PP&E $1.1M $0.1M Non-GAAP R&D Operating Expenses ($M) $155.5M $129.4M GAAP SG&A Operating Expenses % 132.3% 109.1% Less: Restructuring & related charges in SG&A 0.0% 0.6% Less: Stock-based comp in SG&A 25.7% 12.8% Less: Depreciation & amortization in SG&A 2.0% 3.8% Less: Loss on disposal of PP&E 0.7% 0.1% Non-GAAP SG&A Operating Expenses % 103.8% 91.8% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

22 NON - GAAP RECONCILIATION Combined Operating Expenses Q1 to Q3 2022 Q1 to Q3 2023 GAAP Operating Expenses ($M) $290.7M $219.4M Less: Restructuring & related charges $5.1M $6.5M Less: Transaction-related expenses $6.7M $5.8M Less: Stock-based comp $46.8M $23.9M Less: Depreciation & amortization $4.3M $6.6M Less: Impairment of intangible assets $3.5M - Less: Loss on disposal of PP&E $1.1M $0.1M Non-GAAP Operating Expenses ($M) $223.1M $176.6M GAAP Operating Expenses % 194.1% 155.6% Less: Restructuring & related charges 3.4% 4.6% Less: Transaction-related expenses 4.5% 4.1% Less: Stock-based comp 31.3% 16.9% Less: Depreciation & amortization 2.9% 4.7% Less: Impairment of intangible assets 2.4% 0.0% Less: Loss on disposal of PP&E 0.8% 0.1% Non-GAAP Operating Expenses % 149.0% 125.2% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

23 23 Q1 to Q3 2022 Q1 to Q3 2023 GAAP Gross Margin % 36.5% 47.5% Add: Amortization on Technology in COGS 11.9% 10.7% Add: Depreciation and Amortization in COGS 1.3% 1.3% Add: Stock-Based Comp in COGS 0.6% 0.8% Non-GAAP Gross Margin 50.3% 60.3% SBI Gross Margin % and Op Ex ($M) NON - GAAP RECONCILIATION Q1 to Q3 2022 Q1 to Q3 2023 GAAP Operating Expense ($M) $121.0 $92.3M Less: Restructuring and related charges $5.1M $5.4M Less: Transaction-related expenses $3.9M $1.7M Less: Stock-based compensation expense $12.7M $9.0M Less: Depreciation and amortization $2.1M $1.9M Less: Impairment of intangible assets $3.5M - Less: Loss on disposal of property and equipment $0.2M - Non-GAAP Operating Expense ($M) $93.5M $74.3M Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.